Exhibit 10.7(b)

                                                                [EXECUTION COPY]

                          SUBSIDIARY SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Security Agreement"), dated as of January 26, 1996, is made by each Subsidiary (as defined in the Credit Agreement referred to below) a signatory hereto on the date hereof and each other Subsidiary that may, from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (individually, a "Grantor" and collectively, the "Grantors"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Keebler Acquisition Corp., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), the Co-Agents named therein and the Administrative Agent, the Lenders have and the Issuer extended Commitments to make Credit Extensions to the Borrower; and

     WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement; and

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Grantor jointly and severally agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Collateral" is defined in Section 2.1.

     "Collateral Account" is defined in Section 4.1.2(c).

     "Computer Hardware and Software Collateral" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

          (c) all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and


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

          (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means:

          (a) all copyrights (including without limitation copyrights for semi-conductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of each Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights referred to in Item A of Schedule IV attached hereto, and all applications (including pending applications) for registration thereof, including the copyright registrations and applications referred to in Item A of Schedule IV attached hereto, if any, and all copyrights resulting from such applications;

          (b) all extensions and renewals of any thereof;

          (c) all copyright licenses and other agreements providing each Grantor with the right to use any of the items of the type referred to in clauses
     (a) and (b), including each copyright license referred to in Item B of
     Schedule IV attached hereto, if any;

          (d) the right to sue for past, present and future infringements of any of the Copyright Collateral referred to in clauses (a) and (b) and, to the extent applicable, clause (c); and

          (e) all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit and all rights corresponding thereto throughout the world.

     "Credit Agreement" is defined in the first recital.

     "Deposit Accounts" means any and all demand, time, savings, passbook or other accounts with a bank or other financial institution, including general deposit and cash concentration accounts, in which any cash, payments or receipts of or for the benefit of any Grantor are or are to be deposited, and all deposits therein and investments thereof, whether now or at any time hereafter existing.


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

     "Equipment" is defined in clause (a) of Section 2.1.

     "Grantor" is defined in the preamble.

     "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "Inventory" is defined in clause (b) of Section 2.1

     "Lender Party" means, as the context may require, each Lender, the Issuer, each Co-Agent and the Administrative Agent and each of its respective successors, transferees and assigns.

     "Lenders" is defined in the first recital.

     "Patent Collateral" means:

          (a) all letters patent and applications for letters patent throughout the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

          (c) all patent licenses and other agreements providing any Grantor with the right to use any of the items of the type referred to in clauses
     (a) and (b), including each patent license referred to in Item B of
     Schedule II attached hereto;

          (d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

          (e) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

     "Receivables" is defined in clause (c) of Section 2.1.

     "Related Contracts" is defined in clause (c) of Section 2.1.

     "Secured Obligations" is defined in Section 2.2.

     "Security Agreement" is defined in the preamble.


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     "Trademark Collateral" means:

          (a) all trademarks, trade names, trade dress, service marks, logos, other source of business identifiers, and designs (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing in the United States or hereafter adopted or acquired in the United States, and all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademarks Office, including those referred to in Item A of Schedule III attached hereto, and all renewals thereof;

          (b) all Trademark licenses and other agreements providing any Grantor with the right to use any items of the type described in clause (a), including each Trademark license referred to in Item B of Schedule III attached hereto;

          (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a);

          (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

     "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information (to the extent such confidential, proprietary or useful information is protected by any Grantor against disclosure and is not readily ascertainable) and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in


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

Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1. Grant of Security. Each Grantor to the extent it has any interest whatsoever, hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

          (a) all equipment in all of its forms of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "Equipment");

          (b) all inventory in all of its forms of such Grantor, wherever located, including

               (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                    (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and


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                    (iii) all goods which are returned to or repossessed by such
               Grantor,

     and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

          (c) all accounts, contracts, contract rights, chattel paper, documents and general intangibles of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

          (d) all Intellectual Property Collateral of such Grantor;

          (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
     Section 2.1;

          (f) all of the other property and rights of every kind and description and interests therein of such Grantor (including all Deposit Accounts); and

          (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a),
     (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights arising under contracts as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its best efforts to obtain any such


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

required consent to the extent reasonably requested by the Administrative Agent.

     SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations of each Grantor now or hereafter existing under this Security Agreement and each other Loan Document to which it is or may become a party (all such obligations of the Borrower and each Grantor being the "Secured Obligations").

     SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

          (b) be binding upon each Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding


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

          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

          (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.5. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

          (b) the failure of any Lender Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligations of the Borrower or any other Obligor;

          (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not


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     be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non- perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.6. Postponement of Subrogation, etc. Each Grantor agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

          (a) such Grantor has made payment to the Lender Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

          (b) all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at the requesting Grantor's request, the Lender Parties and the holders of the Notes will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to


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

such Grantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Lender Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, to each Lender Party as set forth in this Article.

     SECTION 3.1.1. Location of Collateral, etc. All of the Equipment and Inventory (other than Inventory in transit) of such Grantor are located at the places specified in Item A and Item B, respectively, of Schedule I hereto, and at such other locations as are notified to the Administration Agent pursuant to clause (a) of Section 4.1.2.. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address as set forth in Item C of
Schedule I hereto and at such other locations as are notified to the Administration Agent pursuant to clause (a) of Section 4.1.2.. As of the date hereof, such Grantor has no trade name except as set forth in Item D of Schedule I hereto. During the four months preceding the date hereof, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule I hereto. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California.

     SECTION 3.1.2. Ownership, No Liens, etc. Such Grantor owns the Collateral free and clear of any Lien except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office,


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

except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement.

     SECTION 3.1.3. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper (other than those payable within 30 days of the date of issuance) currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent) having a face amount in excess of $100,000 individually or $2,000,000 in the aggregate with all other negotiable documents, instruments and chattel paper then held or owned by other Obligors.

     SECTION 3.1.4. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and its claims to the Copyright Collateral in the United States Copyright Office;

          (d) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) except as permitted by Section 4.1.4, such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain such Intellectual Property Collateral in full force and effect in the United States, as applicable.

     SECTION 3.1.5. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral (subject to Section 9-306 of the U.C.C. and Liens permitted pursuant to Section 7.2.3 of the Credit Agreement),


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

securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.6. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (except in the case of Receivables owing to any governmental entity) either

          (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

          (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees insofar as the covenants contained herein are applicable to such Grantor and its properties, that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, it will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1. As to Equipment and Inventory. Such Grantor hereby agrees that it shall keep all the Equipment and Inventory (other than Equipment and Inventory sold in accordance with the Credit Agreement) at the places therefor specified in Section 3.1.1 or at such other places in a jurisdiction where all representations and warranties set forth in Article III (including Section 3.1.6) shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.7 shall have been taken with respect to the Equipment and Inventory.

     SECTION 4.1.2. As to Receivables.

          (a) Such Grantor shall give the Administration Agent a supplement to
     Schedule I and Schedule IV hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.1.1.. Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables located at


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

     the address set forth below its name on the signature page hereof, or at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.7 shall have been taken with respect to the Receivables, and shall not change its name except upon 30 days' prior written notice to the Administrative Agent.

          (b) Such Grantor shall list each of its Deposit Accounts in Schedule VI hereto, as such Schedule is supplemented by notice to the Administrative Agent pursuant to clause (a) of Section 4.1.1.. Subject to and without limiting the effect of clause (c) of this Section 4.1.2, following the occurrence and continuance of an Event of Default and at the direction of the Required Lenders, such Grantor shall make its best efforts to maintain each of its Deposit Accounts pursuant to a deposit account agreement which is in all respects satisfactory to the Administrative Agent and which provides, among other things, that (i) until the deposit account bank shall have received written notice from the Administrative Agent pursuant to this clause, the deposit account bank will make all payments from the Deposit Account as specified by such Grantor, and, after any such notice, the deposit account bank will make all payments from the Deposit Account to the Administrative Agent for credit to the Collateral Account, (ii) the deposit account bank (if other than the Administrative Agent or a Lender) waives all set off rights (other than setoff rights for reasonable and customary account service charges and fees and amounts based on items that are dishonored by the payor thereof and returned to the deposit account bank), and (iii) such deposit account agreement may not be amended without the written consent of the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding clause (b)(i) unless it has given, or is contemporaneously giving, notice pursuant to clause (c) of this Section. In the event that a deposit account bank refuses to enter into a deposit account agreement in accordance with the above listed terms within 30 days of the requesting Grantor's request, the Administrative Agent shall have the right to direct such Grantor to transfer the assets in that deposit account to a bank which will enter into a deposit account agreement in accordance with the above listed terms.

          (c) Upon written notice by the Administrative Agent to such Grantor pursuant to this clause, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of such Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or any other Event of Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

          (d) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand. The Administrative Agent may at any time transfer to the applicable Grantor's general demand deposit account at the Administrative Agent any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of the Administrative Agent's rights under this clause.

     SECTION 4.1.3. As to Collateral.

          (a) Until such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority (which notice may not be given unless there shall not have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or any other Event of Default), such Grantor may, in accordance with the Credit Agreement, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory, and use and consume, in accordance with the Credit Agreement, any raw materials, work in process or materials. The Administrative Agent, however, may, at any time after any such revocation of such power and authority, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent (which request may not be made unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or any other Event of Default), such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

          (b) The Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of each Grantor:

          (a) Such Grantor covenants and agrees that it will not, unless such Grantor shall have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b) Unless it has a valid business purpose, such Grantor covenants and agrees that it will not, and that it will not permit any of its licensees to:

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (iii) fail to use a notice of registration as appropriate in connection with goods using any Trademark Collateral registered with the United States Patent and Trademark Office or equivalent foreign authority,

               (iv) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c) Such Grantor covenants and agrees that it will not, unless such Grantor shall have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d) Such Grantor covenants and agrees that it shall notify the Administrative Agent upon each delivery of a Compliance Certificate as required pursuant to the Credit Agreement if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e) Such Grantor covenants and agrees that it shall notify the Administrative Agent with each delivery of a Compliance Certificate, of the prior filing of any application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office or the United States Copyright Office, and upon request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (f) Such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a),
     (b) and (c)).

          (g) Such Grantor shall execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of Exhibit A, Exhibit B and Exhibit C hereto, as applicable, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in the U.S. in any part of the Intellectual Property Collateral.

     SECTION 4.1.5. Insurance. Such Grantor will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business as required pursuant to the Credit Agreement. Without limiting the foregoing, such Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

          (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

          (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured.

          (d) Such Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

     SECTION 4.1.6. Transfers and Other Liens. Such Grantor covenants and agrees that it will not:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

     SECTION 4.1.7. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby in Collateral located in the United States or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

          (a) if any Receivable not payable within 30 days or less in excess of $100,000 shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent (provided, that no more than an aggregate face amount of $2,000,000 of such Receivables not payable within 30 days from the date of issuance by such Grantor and the other Obligors so evidenced shall at any time not be pledged and in the possession of the Administrative Agent);

          (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

          (c) furnish to the Administrative Agent, from time to time at the Administrative Agent's reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

     SECTION 5.1. Administrative Agent Appointed Attorney-in- Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and during the continuance of an Event of Default and notice to such Grantor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

          (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.1.7).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to
Section 6.2.

     SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as such Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the

     Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the Administrative Agent for the benefit of the Lender Parties against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel;
     (ii) second, to the payment in full of the Obligations or in the event that such proceeds are insufficient to pay in full the Obligations, equally and ratably in accordance with each Lender's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Rate Protection Agreement (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans or owing to, or to reduce the "credit exposure" of, such Lender under such Rate Protection Agreement, as the case may be, then to pay (or cash collateralize) the remaining Obligations; (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to each Grantor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender under a Rate Protection Agreement to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements, mitigating factors such as other interest rate swaps, caps, collars and hedges, and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement. Each Grantor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

     SECTION 6.2. Indemnity and Expenses.

          (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

          (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

               (i) the administration of this Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

               (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lender Parties hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. Addresses for Notices. All notices and other communications provided to each Guarantor under this Security Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such facsimile number as set forth in the Subsidiary Guaranty or at such other address or facsimile number as may be designated by such Grantor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 7.4. Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.7. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR EACH GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE Agent'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED

MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

     SECTION 7.8. Waiver of Jury Trial. THE LENDER PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                        UB INVESTMENTS US INC.
                                        SHAFFER, CLARKE & CO., INC.
                                        JOHNSTON'S READY-CRUST COMPANY
                                        KEEBLER COMPANY
                                        EMERALD INDUSTRIES, INC.
                                        ATHENS PACKAGING, INC.
                                        BAKE-LINE PRODUCTS INC.
                                        STEAMBOAT CORPORATION
                                        ILLINOIS BAKING CORPORATION
                                        KEEBLER COOKIE AND CRACKER COMPANY
                                        HOLLOW TREE COMPANY
                                        KEEBLER COMPANY/PUERTO RICO, INC.
                                        KEEBLER H.C., INC.
                                        KEEBLER-GEORGIA, INC.

                                        By:______________________________
                                            Title:


                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent


                                        By:______________________________
                                            Title:

                                                          SCHEDULE I
                                                              to
                                                 Subsidiary Security Agreement


                                [NAME OF GRANTOR]


Item A. Location of Equipment

          Description                                  Location
          -----------                                  --------

1.

2.

3.

4.

5.




Item B. Location of Inventory

          Description                                  Location
          -----------                                  --------

1.

2.

3.

4.

5.

Item C. Place of Business, etc. (Section 3.1.1)

          Name of Grantor                              Address
          ---------------                              -------

1.

2.

3.

4.

5.




Item D. Trade Names

          Name of Grantor                              Trade Name
          ---------------                              ----------

1.

2.

3.

4.

5.

                                                          SCHEDULE II
                                                              to
                                                 Subsidiary Security Agreement


                                [NAME OF GRANTOR]


Item A.  Patents


                                 Issued Patents

     Patent No.          Issue Date          Inventor(s)         Title
     ----------          ----------          -----------         -----




                           Pending Patent Applications

     Serial No.          Filing Date         Inventor(s)         Title
     ----------          -----------         -----------         -----




Item B.  Patent Licenses


                                      Effective      Expiration         Subject
     Licensor         Licensee          Date            Date            Matter
     --------         --------          ----            ----            ------

                                                         SCHEDULE III
                                                              to
                                                 Subsidiary Security Agreement




                                [NAME OF GRANTOR]


Item A. Trademarks



                              Registered Trademarks

     Trademark                Registration No.              Registration Date
     ---------                ----------------              -----------------





                         Pending Trademark Applications

     Trademark                     Serial No.                    Filing Date
     ---------                     ----------                    -----------




Item B. Trademark Licenses

                                                      Effective    Expiration
     Trademark         Licensor        Licensee         Date          Date
     ---------         --------        --------         ----          ----

                                                          SCHEDULE IV
                                                              to
                                                 Subsidiary Security Agreement


                                [NAME OF GRANTOR]


Item A. Copyrights/Mask Works



                        Registered Copyrights/Mask Works

     Registration No.         Registration Date        Author(s)           Title
     ----------------         -----------------        ---------           -----





              Copyright/Mask Work Pending Registration Applications

     Serial No.          Filing Date         Author(s)           Title
     ----------          -----------         ---------           -----





Item B. Copyright/Mask Work Licenses

                                      Effective     Expiration        Subject
     Licensor       Licensee            Date           Date           Matter
     --------       --------            ----           ----           ------

                                                          SCHEDULE V
                                                              to
                                                 Subsidiary Security Agreement


                                [NAME OF GRANTOR]


                        Trade Secret or Know-How Licenses



                                      Effective     Expiration        Subject
     Licensor       Licensee            Date           Date           Matter
     --------       --------            ----           ----           ------

                                                          SCHEDULE VI
                                                              to
                                                 Subsidiary Security Agreement





                                                                      Account
     Bank           Address of Bank          Type of Account          Number
     ----           ---------------          ---------------          ------

See Item C of SCHEDULE I to Subsidiary Security Agreement

                                                           EXHIBIT A
                                                              to
                                                 Subsidiary Security Agreement


                            PATENT SECURITY AGREEMENT


     THIS PATENT SECURITY AGREEMENT (this "Agreement"), dated as of _________ __, 19___, between [NAME OF GRANTOR] (the "Grantor") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of January __, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), between the Keebler Acquisition Corp., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), the Co-Agents named therein and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement"); and

     WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of the Grantor to execute this Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit

Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Lender Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

          (a) all United States letters patent and applications for letters patent and including each patent and patent application referred to in Item A of Attachment 1 hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

          (c) all patent licenses and other agreements providing the Grantor with the right to use any of the items of the type referred to in clauses
     (a) and (b), including each patent license referred to in Item B of Attachment 1 hereto;

          (d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

          (e) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full of all Secured Obligations and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        [NAME OF GRANTOR]


                                        By:_____________________________
                                            Title:

                                            Address:____________________
                                                    ____________________

                                            Attention:__________________

                                            Telecopier:_________________


                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent



                                        By:_____________________________
                                            Title:

                                            Address:____________________
                                                    ____________________

                                            Attention:__________________

                                            Telecopier:_________________

                                                         ATTACHMENT 1
                                                              to
                                                   Patent Security Agreement


                                [NAME OF GRANTOR]


Item A. Patents



                                 Issued Patents

     Patent No.          Issue Date          Inventor(s)         Title
     ----------          ----------          -----------         -----




                           Pending Patent Applications

     Serial No.          Filing Date         Inventor(s)         Title
     ----------          -----------         -----------         -----




Item B. Patent Licenses

                                              Effective    Expiration    Subject
     Licensor     Licensee     Patent No.       Date          Date        Matter
     --------     --------     ----------       ----          ----        ------

                                                           EXHIBIT B
                                                              to
                                                 Subsidiary Security Agreement



                          TRADEMARK SECURITY AGREEMENT


     THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of January __, 1996, between [NAME OF GRANTOR] (the "Grantor") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of January __, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), between the Keebler Acquisition Corp., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), the Co-Agents named therein and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower; and

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement"); and

     WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of the Grantor to execute this Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit

Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Lender Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing:

          (a) all trademarks, trade names, trade dress, service marks, logos, other source of business identifiers, and designs (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing in the United States or hereafter adopted or acquired in the United States, and all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademarks Office, including those referred to in Item A of Attachment 1 attached hereto, and all renewals hereof;

          (b) all Trademark licenses and other agreements providing the Grantor with the right to use any items of the type described in clause (a), including each Trademark license referred to in Item B of Attachment 1 hereto;

          (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a);

          (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full of all Secured Obligations and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                        [NAME OF GRANTOR]


                                        By:_____________________________
                                            Title:

                                            Address:____________________
                                                    ____________________

                                            Attention:__________________

                                            Telecopier:_________________


                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent



                                        By:_____________________________
                                            Title:

                                            Address:____________________
                                                    ____________________

                                            Attention:__________________

                                            Telecopier:_________________

                                                         ATTACHMENT 1
                                                              to
                                                 Trademark Security Agreement


                                [NAME OF GRANTOR]


Item A. Trademarks



                              Registered Trademarks

     Trademark         Registration No.         Registration        Date
     ---------         ----------------         ------------        ----




                         Pending Trademark Applications

     Trademark                Serial No.               Filing Date
     ---------                ----------               -----------




Item B. Trademark Licenses

                                                           Effective  Expiration
     Trademark   Licensor   Licensee    Registration No.     Date        Date
     ---------   --------   --------    ----------------     ----        ----

                                                           EXHIBIT C
                                                              to
                                                 Subsidiary Security Agreement


                          COPYRIGHT SECURITY AGREEMENT


     THIS COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of January __, 1996, between [NAME OF GRANTOR] (the "Grantor") and THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of January __, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), between the Keebler Acquisition Corp., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), the Co-Agents named therein and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower; and

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement"); and

     WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of the Grantor to execute this Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Lender Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Lender Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing:

          (a) all United States copyrights and applications for copyrights and including each copyright and copyright application referred to in Item A of Attachment 1 attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

          (c) all copyright licenses and other agreements providing the Grantor with the right to use any of the items of the type referred to in clauses
     (a) and (b), including each copyright license referred to in Item B of Attachment 1 attached hereto;

          (d) the right to sue third parties for past, present or future infringements of any Copyright Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

          (e) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office.

The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full of all Secured Obligations and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                        [NAME OF GRANTOR]


                                        By:_____________________________
                                           Title:


                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent


                                        By:_____________________________
                                            Title:

                                            Address:____________________
                                                    ____________________

                                            Attention:__________________

                                            Telecopier:_________________

                                                         ATTACHMENT 1
                                                              to
                                                 Copyright Security Agreement


                                [NAME OF GRANTOR]

Item A. Copyrights/Mask Works



                        Registered Copyrights/Mask Works

     Registration No.         Registration Date        Author(s)           Title
     ----------------         -----------------        ---------           -----





              Copyright/Mask Work Pending Registration Applications

     Serial No.               Filing Date              Author(s)           Title
     ----------               -----------              ---------           -----





Item B. Copyright/Mask Work Licenses


                                      Effective     Expiration         Subject
     Licensor       Licensee            Date           Date             Matter
     --------       --------            ----           ----             ------